Exhibit 99.1
                                 ------------
                Computational Materials and/or ABS Term Sheets

                               ABS New Transaction
                             Private 144A Placement

                              Marketing Materials
                              -------------------


                                  $31,875,000
                                  (Approximate)


                                   CWABS, Inc.

                                    Depositor

                           ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-10


                         [LOGO OMITTED] Countrywide(SM)

                                   HOME LOANS

                           Seller and Master Servicer


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   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                                Marketing Materials for
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Marketing Materials") are privileged and confidential and are intended for use by the addressee only. These Marketing Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the final private offering document. The information regarding the assets herein is being provided on a confidential basis to a limited number of institutional investors for informational use solely in connection with the consideration of the purchase of the related securities. Its use for any other purpose is not authorized. It may not be copied or reproduced, in whole or in part, nor may it be distributed nor any of its contents disclosed to anyone other than the prospective investors to whom it is submitted.

An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in the United States Treasury Regulation Section 1.6011-4) and all directly related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is directly related to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Marketing Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Materials in any particular context; or as to whether the Marketing Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Marketing Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Marketing Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Marketing Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Marketing Materials. Furthermore, unless otherwise provided, the Marketing Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Marketing Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Marketing Materials. The principal amount and designation of any security described in the Marketing Materials are subject to change prior to issuance.

The offering will be made in reliance upon an exemption from registration under the Securities Act of 1933, as amended, for an offer and sale of securities which does not involve a public offering. Accordingly, in making its purchase, each purchaser of the securities will be deemed to have made certain acknowledgments, representations and agreements relating to the private nature of such purchase and the transfer restrictions applicable to such securities. The final private offering documents relating to the securities discussed in this communication will not be filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful under the securities laws of any such state. Prospective purchasers are referred to the final private offering documents relating to the securities discussed in this communication for definitive Marketing Materials on any matter discussed in this communication. Final private offering documents may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk, and lack of liquidity from unregistered securities. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                                Marketing Materials for
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

Preliminary Term Sheet                                                                                       Date: August 31, 2005
                                                    $31,875,000,000 (Approximate)
                                           CWABS Asset-Backed Certificates, Series 2005-10

------------------------------------------------------------------------------------------------------------------------------------
            Principal        WAL          Payment Window    Expected Ratings     Last Scheduled               Certificate
Class (1)   Amount(2)    Call/Mat (3)   (Mos) Call/Mat (3)  (S&P/Moody's) (4)  Distribution Date                 Type
------------------------------------------------------------------------------------------------------------------------------------
AF-1(5)     $81,794,000                 Not Offered Herein       AAA/Aaa       Not Offered Herein   Floating Rate Senior Sequential
AF-2(5)     $15,915,000                 Not Offered Herein       AAA/Aaa       Not Offered Herein    Fixed Rate Senior Sequential
AF-3(5)     $50,357,000                 Not Offered Herein       AAA/Aaa       Not Offered Herein    Fixed Rate Senior Sequential
AF-4(5)     $14,691,000                 Not Offered Herein       AAA/Aaa       Not Offered Herein    Fixed Rate Senior Sequential
AF-5(5)     $21,744,000                 Not Offered Herein       AAA/Aaa       Not Offered Herein    Fixed Rate Senior Sequential
AF-6(5)     $25,000,000                 Not Offered Herein       AAA/Aaa       Not Offered Herein      Fixed Rate Senior Lockout
MF-1(5)      $7,250,000                 Not Offered Herein      [AA+/Aa1]      Not Offered Herein        Fixed Rate Mezzanine
MF-2(5)      $6,625,000                 Not Offered Herein      [AA/Aa2]       Not Offered Herein        Fixed Rate Mezzanine
MF-3(5)      $4,125,000                 Not Offered Herein      [AA-Aa3]       Not Offered Herein        Fixed Rate Mezzanine
MF-4(5)      $3,625,000                 Not Offered Herein       [A+/A1]       Not Offered Herein        Fixed Rate Mezzanine
MF-5(5)       3,250,000                 Not Offered Herein       [A/A2]        Not Offered Herein        Fixed Rate Mezzanine
MF-6(5)       3,125,000                 Not Offered Herein       [A-/A3]       Not Offered Herein        Fixed Rate Mezzanine
MF-7(5)       2,750,000                 Not Offered Herein     [BBB+/Baa1]     Not Offered Herein        Fixed Rate Mezzanine
------------------------------------------------------------------------------------------------------------------------------------
MF-8(5)       2,375,000  5.61 / 6.39    37 - 88 / 37 - 140     [BBB/Baa2]           Jul 2035             Fixed Rate Mezzanine
BF(5)         2,500,000  5.61 / 6.29    37 - 88 / 37 - 132     [BBB-/Baa3]          May 2035            Fixed Rate Subordinate
------------------------------------------------------------------------------------------------------------------------------------
2-AV-1(6)   273,131,000                 Not Offered Herein       AAA/Aaa       Not Offered Herein        Floating Rate Senior
3-AV-1(7)    43,518,000                 Not Offered Herein       AAA/Aaa       Not Offered Herein        Floating Rate Senior
3-AV-2(7)    37,822,000                 Not Offered Herein       AAA/Aaa       Not Offered Herein        Floating Rate Senior
3-AV-3(7)     3,529,000                 Not Offered Herein       AAA/Aaa       Not Offered Herein        Floating Rate Senior
MV-1(8)      26,750,000                 Not Offered Herein      [AA+/Aa1]      Not Offered Herein       Floating Rate Mezzanine
MV-2(8)      26,250,000                 Not Offered Herein      [AA/Aa2]       Not Offered Herein       Floating Rate Mezzanine
MV-3(8)       9,000,000                 Not Offered Herein      [AA-Aa3]       Not Offered Herein       Floating Rate Mezzanine
MV-4(8)      10,500,000                 Not Offered Herein       [A+/A1]       Not Offered Herein       Floating Rate Mezzanine
MV-5(8)       9,500,000                 Not Offered Herein       [A/A2]        Not Offered Herein       Floating Rate Mezzanine
MV-6(8)       6,250,000                 Not Offered Herein       [A-/A3]       Not Offered Herein       Floating Rate Mezzanine
MV-7(8)       8,500,000                 Not Offered Herein     [BBB+/Baa1]     Not Offered Herein       Floating Rate Mezzanine
------------------------------------------------------------------------------------------------------------------------------------
MV-8(8)       6,000,000  4.57 / 4.80    38 - 88 / 38 - 119     [BBB/Baa2]           Nov 2035            Floating Rate Mezzanine
MV-9(8)       7,750,000  4.57 / 4.76    37 - 88 / 37 - 114     [BBB-/Baa3]          Nov 2035            Floating Rate Mezzanine
MV-10(8)      8,250,000  4.55 / 4.68    37 - 88 / 37 - 107      [BB+/Ba1]           Oct 2035            Floating Rate Mezzanine
BV(8)         5,000,000  4.55 / 4.60    37 - 88 / 37 - 97       [BB/Ba2]            Aug 2035           Floating Rate Subordinate
------------------------------------------------------------------------------------------------------------------------------------
   Total:   $31,875,000
------------------------------------------------------------------------------------------------------------------------------------
     (1)  The margins on the Class 2-AV-1, Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates double and the margins on the
          Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the The fixed rate coupons on the Class AF-5 Certificates increase by 0.50% after the Clean-up Call date.
     (2)  The principal balance of each Class of Certificates is subject to a 10% variance.
     (3)  See "Pricing Prepayment Speed" below.
     (4)  Rating Agency Contacts: [James Taylor, Standard & Poors, 212.438.6067; Earl Bandy, Moody's Ratings, 212.553.7985].
     (5)  The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the "Class AF
          Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and
          Class BF Certificates (collectively, the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Fixed Rate Certificates Priority of
          Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
     (6)  The Class 2-AV-1 Certificates are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
     (7)  The Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates (collectively the "Class 3-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Floating Rate
          Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the
          Certificate(s) related to the other loan group(s).
     (8)  The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8, Class MV-9, Class
          MV-10 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed
          Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3
          Mortgage Loans.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                       3
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   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                                Marketing Materials for
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


Trust:                                  Asset-Backed Certificates, Seriest 2005-10.

Depositor:                              CWABS, Inc.

Seller:                                 Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:                        Countrywide Home Loans Servicing LP.

Underwriters:                           Countrywide Securities Corporation (Lead Manager), Deutsche Bank
                                        Securities, Inc. (Co-Manager) and JP Morgan Securities
                                        (Co-Manager).

Trustee:                                The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:                The "Fixed Rate Certificates" consist of the Class AF
                                        Certificates (other than the Class AF-1 Certificates) and the
                                        Fixed Rate Subordinate Certificates.

Floating Rate Certificates:             The "Floating Rate Certificates" consist of the Class AF-1, Class
                                        2-AV-1 and Class 3-AV Certificates and the Floating Rate
                                        Subordinate Certificates.

Senior Certificates:                    Together, the Class 2-AV-1 Certificates and Class 3-AV
                                        Certificates (the "Class AV Certificates") and the Class AF
                                        Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:                   The "Offered Certificates" consist of the Class MF-8, Class BF,
                                        Class MV-8, Class MV-9, Class MV10 and Class BV Certificates.

Non-Offered Certificates:               The "Non-Offered Certificates" consist of the Senior, Subordinate
                                        (other than the Class MF-8, Class BF, Class MV-8, Class MV-9,
                                        Class MV-10 and Class BV), Class CF, Class PF, Class CV, Class PV
                                        and Class A-R Certificates.

                                        The Offered Certificates and Non-Offered Certificates are
                                        together referred to herein as the "Certificates."

Federal Tax Status:                     It is anticipated that the Certificates (other than the Class A-R
                                        Certificates) will represent ownership of REMIC regular interests for tax purposes.

Private Placement:                      The Class MF-8, Class BF, Class MV-8, Class MV-9, Class MV-10 and
                                        Class BV Certificates have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities
                                        Act"), or registered under any state securities or "blue sky"
                                        legislation. The Class MF-8, Class BF, Class MV-8, Class MV-9,
                                        Class MV-10 and Class BV Certificates will be offered and sold in reliance on the exemption provided by Rule 144A under the
                                        Securities Act.

Restrictions on Transfer:               The Class MF-8, Class BF, Class MV-8, Class MV-9, Class MV-10 and
                                        Class BV Certificates are being offered to, and may only be sold or transferred to, "Qualified Institutional Buyers" as defined in
                                        Rule 144A under the Securities Act. Each purchaser of the Class
                                        MF-8, Class BF, Class MV-8, Class MV-9, Class MV-10 and Class BV
                                        Certificates will be deemed to have represented that it is a
                                        Qualified Institutional Buyer.

Registration:                           The Offered Certificates will be available in book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:                       September 1, 2005.

Cut-off Date:                           As to any Mortgage Loan, the later of September 1, 2005 and the origination date of such Mortgage Loan.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                       4
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------------------------------------
       SECURITIES CORPORATION                                                Marketing Materials for
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


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Expected Pricing Date:                  September [2], 2005.

Expected Closing Date:                  September [20], 2005.

Expected Settlement Date:               September [20], 2005.

Distribution Date:                      The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in October 25, 2005.

Accrued Interest:                       The price to be paid by investors for the Floating Rate
                                        Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate
                                        Certificates will include accrued interest from September 1, 2005 up to, but not including, the Settlement Date.

Interest Accrual Period:                The "Interest Accrual Period" for each Distribution Date with respect to the Floating Rate Certificates will be the period beginning with the previous Distribution Date (or, in the
                                        case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an
                                        actual/360 day basis). The "Interest Accrual Period" for each
                                        Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such
                                        Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:                      The Offered Certificates are expected to be eligible
                                        for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

                                   * * * * *

Any discussion of U.S. federal tax issues set forth in these marketing materials was written in connection with the promotion and marketing by Countrywide Securities and the issuer of the transactions described in these marketing materials. Such discussion was not intended or written to be legal or tax advice to any person and was not intended or written to be used, and it cannot be used, by any person for the purpose of avoiding any U.S. federal tax penalties that may be imposed on such person. Each investor should seek advice based on its particular circumstances from an independent tax advisor.

                                   * * * * *

SMMEA Eligibility:                      The Senior Certificates, Class [MF-1, Class MF-2, Class MF-3,
                                        Class MV-1, Class MV-2 and the Class MV-3] Certificates will constitute "mortgage related securities" for the purposes of
                                        SMMEA. The remaining Certificates will not constitute
                                        "mortgage related securities" for purposes of SMMEA

Optional Termination:                   The "Clean-up Call" may be exercised once the aggregate
                                        principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:               The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment
                                        assumptions:

                                        ----------------------------------------------------------------
                                        Fixed Rate Mortgage Loans (Group 1)
                                        ----------------------------------------------------------------
                                        100% PPC assumes 22% HEP (i.e., prepayments start at 2.2% CPR in month one, and increase by 2.2% CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                                        ----------------------------------------------------------------

                                        Adjustable Rate Mortgage Loans (Group 2 and Group 3)
                                        ----------------------------------------------------------------
                                        100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 22% CPR for each month thereafter, building to 28% CPR in month 12 and remaining constant at 28% CPR until month 33, increasing to and remaining constant at 50% CPR from month 34 until month 38, decreasing 1/4th of
                                        ----------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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
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       SECURITIES CORPORATION                                                Marketing Materials for
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                        ----------------------------------------------------------------
                                        30% CPR from month 43 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                                        ----------------------------------------------------------------

Mortgage Loans:                         The collateral tables included in these Computational
                                        Materials as Appendix A represent a statistical pool of
                                        Mortgage Loans with scheduled balances as of the Statistical
                                        Pool Calculation Date (the "Statistical Pool"). It is
                                        expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage
                                        Loans may be prepaid or otherwise deleted from the pool of
                                        Mortgage Loans delivered to the Trust on the Closing Date
                                        (the "Closing Date Pool"). The characteristics of the Closing
                                        Date Pool will vary from the characteristics of the
                                        Statistical Pool described herein, although any such
                                        difference is not expected to be material. See the attached collateral descriptions for additional information.

                                        As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately
                                        $750,076,282 (the "Mortgage Loans") of which: (i)
                                        approximately $250,001,451 were fixed rate Mortgage Loans
                                        made to borrowers with credit-blemished histories (the "Group
                                        1 Mortgage Loans" or "Fixed Rate Mortgage Loans"), (ii)
                                        approximately $381,543,330 were adjustable rate conforming balance Mortgage Loans made to borrowers with
                                        credit-blemished histories (the "Group 2 Mortgage Loans"), and (iii) approximately $118,531,501 were adjustable rate
                                        non-conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3 Mortgage Loans" and, together with the Group 2 and Group 3 Mortgage Loans, the
                                        "Adjustable Rate Mortgage Loans").

Pre-Funded Amount:                      A deposit of not more than $[187,500,000] (the "Pre-Funded
                                        Amount") will be made to a pre-funding account (the
                                        "Pre-Funding Account") on the Closing Date. From the Closing
                                        Date through November [4], 2005 (the "Funding Period"), the
                                        Pre-Funded Amount will be used to purchase subsequent
                                        mortgage loans (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage
                                        Loans (the "Final Pool"). The characteristics of the Final
                                        Pool will vary from the characteristics of the Closing Date
                                        Pool, although any such difference is not expected to be
                                        material. It is expected that, after giving effect to the
                                        purchase of Subsequent Mortgage Loans during the Funding
                                        Period, the Final Pool of Mortgage Loans will be comprised of approximately [$250,000,000] of Group 1 Mortgage Loans,
                                        approximately [$381,468,499] of Group 2 Mortgage Loans and approximately [$118,531,501] of Group 3 Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal of the applicable Senior Certificates on the immediately following
                                        Distribution Date.

Pass-Through Rate:                      The Pass-Through Rate for each class of Floating Rate
                                        Certificates will be equal to the lesser of (a) one-month
                                        LIBOR plus the margin for such class, and (b) the related Net
                                        Rate Cap.

                                        The Pass-Through Rate on each class of Fixed Rate
                                        Certificates will be equal to the lesser of (a) the fixed
                                        rate for such class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                          The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                           The "Net Rate Cap" is generally equal to the following
                                        (subject to certain exceptions described in the prospectus supplement):

                                        -------------------------------------------------------------------
                                        Class
                                        -------------------------------------------------------------------
                                        AF and Fixed Rate   The weighted average Adjusted Net Mortgage
                                        Subordinate         Rate of the Group 1 Mortgage T Loans
                                                            (adjusted, in the case of the Class AF-1
                                                            Certificates, to an effective rate reflecting
                                                            the accrual of interest on an actual/360
                                                            basis).
                                        -------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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------------------------------------
       SECURITIES CORPORATION                                                Marketing Materials for
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                        -------------------------------------------------------------------
                                        2-AV-1              The weighted average Adjusted Net Mortgage
                                                            Rate of the Group 2 Mortgage Loans (adjusted
                                                            to an effective rate reflecting the accrual
                                                            of interest on an actual/360 basis).
                                        -------------------------------------------------------------------
                                        3-AV                The weighted average Adjusted Net Mortgage
                                                            Rate of the Group 3 Mortgage Loans (adjusted
                                                            to an effective rate reflecting the accrual
                                                            of interest on an actual/360 basis).
                                        -------------------------------------------------------------------
                                        Floating Rate       The weighted average of the Adjusted Net
                                        Subordinate         Mortgage Rate of the Group 2 Mortgage Loans
                                                            and Group 3 Mortgage Loans, weighted on the
                                                            basis of the excess of the principal balance
                                                            of the related Mortgage Loans plus the
                                                            amounts in the Pre-Funding Account allocable
                                                            to the Group 2 Mortgage Loans and Group 3
                                                            Mortgage Loans over the principal balance of
                                                            the related Senior Certificates (adjusted to
                                                            an effective rate reflecting the accrual of
                                                            interest on an actual/360 basis).
                                        -------------------------------------------------------------------

Net Rate Carryover:                     For any class of Senior Certificates and Subordinate Certificates and any Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable
                                        Corridor Contract and Excess Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate
                                        Certificates Priority of Distributions" and "Floating Rate
                                        Certificates Priority of Distributions" below.

Corridor Contracts:                     The Trust will include payment from four Corridor Contracts for the benefit of the Class AF-1, Class 2-AV-1, Class 3-AV and
                                        Floating Rate Subordinate Certificates (the "Class AF-1 Corridor
                                        Contract," "Class 2-AV-1 Corridor Contract," "Class 3-AV Corridor
                                        Contract," and "Floating Rate Subordinate Corridor Contract,"
                                        respectively, and, collectively, the "Corridor Contracts").
                                        Payments to the Trust from each Corridor Contract will be
                                        calculated based on the lesser of the notional amount of the related Corridor Contract and the principal balance of the related class(es) of Certificates. After the Closing Date, the notional amounts of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the
                                        Class AF-1 Corridor Contract will be available to pay the holders of the Class AF-1 Certificates the related Net Rate Carryover,
                                        (b) the Class 2-AV-1 Corridor Contract will be available to pay the holders of the Class 2-AV-1 Certificates the related Net Rate
                                        Carryover, (c) the Class 3-AV Corridor Contract will be available to pay the holders of the Class 3-AV Certificates the related Net
                                        Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net
                                        Rate Carryover and (d) the Floating Rate Subordinate Corridor
                                        Contract will be available to pay the holders of the Floating
                                        Rate Subordinate Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related
                                        Certificates on such Distribution Date will be distributed to the holder of the related Class of Class C Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:                     The Trust will include the following credit enhancement
                                        mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate
                                        Certificates, as the case may be:

                                             1) Subordination
                                             2) Overcollateralization
                                             3) Excess Cashflow


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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------------------------------------
       SECURITIES CORPORATION                                                Marketing Materials for
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----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     Initial Target         Target Subordination
     Class        S&P/ Moody's        Subordination             at Stepdown
--------------------------------------------------------------------------------
AF                   AAA/Aaa             17.50%                   35.00%
--------------------------------------------------------------------------------
MF-1                [AA+/Aa1]            14.60%                   29.20%
--------------------------------------------------------------------------------
MF-2                [AA/Aa2]             11.95%                   23.90%
--------------------------------------------------------------------------------
MF-3                [AA-Aa3]             10.30%                   20.60%
--------------------------------------------------------------------------------
MF-4                 [A+/A1]              8.85%                   17.70%
--------------------------------------------------------------------------------
MF-5                 [A/A2]               7.55%                   15.10%
--------------------------------------------------------------------------------
MF-6                 [A-/A3]              6.30%                   12.60%
--------------------------------------------------------------------------------
MF-7               [BBB+/Baa1]            5.20%                   10.40%
--------------------------------------------------------------------------------
MF-8               [BBB/Baa2]             4.25%                    8.50%
--------------------------------------------------------------------------------
BF                 [BBB-/Baa3]            3.25%                    6.50%
--------------------------------------------------------------------------------
2-AV-1 / 3-AV        AAA/Aaa             28.40%                   56.80%
--------------------------------------------------------------------------------
MV-1                [AA+/Aa1]            23.05%                   46.10%
--------------------------------------------------------------------------------
MV-2                [AA/Aa2]             17.80%                   35.60%
--------------------------------------------------------------------------------
MV-3                [AA-Aa3]             16.00%                   32.00%
--------------------------------------------------------------------------------
MV-4                 [A+/A1]             13.90%                   27.80%
--------------------------------------------------------------------------------
MV-5                 [A/A2]              12.00%                   24.00%
--------------------------------------------------------------------------------
MV-6                 [A-/A3]             10.75%                   21.50%
--------------------------------------------------------------------------------
MV-7               [BBB+/Baa1]            9.05%                   18.10%
--------------------------------------------------------------------------------
MV-8               [BBB/Baa2]             7.85%                   15.70%
--------------------------------------------------------------------------------
MV-9               [BBB-/Baa3]            6.30%                   12.60%
--------------------------------------------------------------------------------
MV-10               [BB+/Ba1]             4.65%                    9.30%
--------------------------------------------------------------------------------
BV                   [BB/Ba2]             3.65%                    7.30%
--------------------------------------------------------------------------------


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Subordination:                          The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AF Certificates. The
                                        Floating Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AV Certificates. Among the Subordinate Certificates in a certificate group, Certificates with a higher class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower class designation.

Fixed Rate
Overcollateralization Target:           Prior to the Fixed Rate Stepdown Date, the initial
                                        Overcollateralization Target for the Fixed Rate Mortgage Loans
                                        will be equal to 3.25% of the sum of the aggregate principle balance of the Fixed Rate Mortgage Loans as of the Cut-off Date
                                        and the portion of the Pre-Funded Amount (approximately
                                        [$62,500,000] allocable to Loan Group 1 (the "Initial Fixed Rate
                                        O/C Target"). The initial amount of fixed rate
                                        overcollateralization will be 1.95%.

                                        On or after the Fixed Rate Stepdown Date, the Fixed Rate
                                        Overcollateralization Target will be equal to 6.50% of the principal balance of the Fixed Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Fixed Rate
                                        O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date
                                        and the portion of the Pre-Funded Amount allocable to Loan Group
                                        1.

                                        However, if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate
                                        Overcollateralization Target will be equal to the Fixed Rate
                                        Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target:           Prior to the Adjustable Rate Stepdown Date, the initial
                                        Overcollateralization Target for the Adjustable Rate Mortgage
                                        Loans will be equal to 3.65% of the sum of the aggregate
                                        principal balance of the Adjustable Rate Mortgage Loans as of the
                                        Cut-off Date and the portion of the Pre-Funded Amount
                                        (approximately [$125,000,000] allocable to the Adjustable Rate
                                        Mortgage Loans (the "Initial Adjustable Rate O/C Target"). The
                                        initial amount of adjustable rate overcollateralization will be
                                        3.65%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
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----------------------------------------------------------------------------------------------------

                                        On or after the Adjustable Rate Stepdown Date, the Adjustable
                                        Rate Overcollateralization Target will be equal to 7.30% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution Date, subject to a floor (the
                                        "Adjustable Rate O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the
                                        Cut-off Date and the portion of the Pre-Funded Amount allocable to the Adjustable Rate Mortgage Loans.

                                        However, if an Adjustable Rate Trigger Event (as described below)
                                        is in effect on the related Distribution Date, the Adjustable
                                        Rate Overcollateralization Target will be equal to the Adjustable
                                        Rate Overcollateralization Target on the prior Distribution Date.

Fixed Rate Trigger Event:               Either a Fixed Rate Delinquency Trigger Event or a Fixed Rate
                                        Cumulative Loss Trigger Event.

Adjustable Rate Trigger Event:          Either an Adjustable Rate Delinquency Trigger Event or an
                                        Adjustable Rate Cumulative Loss Trigger Event.

Fixed Rate
Delinquency Trigger Event:              With respect to the Class AF and Fixed Rate Subordinate
                                        Certificates, a "Fixed Rate Delinquency Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate
                                        Stepdown Date if the three month rolling average 60+ day
                                        delinquency percentage (including bankruptcy, foreclosure, and
                                        REO) for the outstanding Fixed Rate Mortgage Loans equals or exceeds [49.00]% times the Fixed Rate Senior Enhancement
                                        Percentage.

                                        As used above, the "Fixed Rate Senior Enhancement Percentage"
                                        with respect to any Distribution Date on or after the Fixed Rate
                                        Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the
                                        aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the
                                        certificate principal balances of the Class AF Certificates, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding
                                        Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:                     With respect to the Class AF and Fixed Rate Subordinate
                                        Certificates, a "Fixed Rate Cumulative Loss Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate
                                        Stepdown Date if the aggregate amount of realized losses on the
                                        Fixed Rate Mortgage Loans exceeds the applicable percentage of the sum of the aggregate principal balance of the Fixed Rate
                                        Mortgage Loans as of the Cut-off Date and the portion of the
                                        Pre-Funded Amount allocable to Loan Group 1, as set forth below:


                                        Period (month)          Percentage
                                        --------------          ----------
                                        25 - 36                 [0.75%] with respect to [October] 2007,
                                                                plus an additional 1/12th of [.75]% for
                                                                each month thereafter
                                        37 - 48                 [1.50 %] with respect to [October] 2008,
                                                                plus an additional 1/12th of [1.00]% for
                                                                each month thereafter
                                        49 - 60                 [2.50 %] with respect to [October] 2009,
                                                                plus an additional 1/12th of [0.75]% for
                                                                each month thereafter
                                        61 - 72                 [3.25 %] with respect to [October] 2010,
                                                                plus an additional 1/12th of [0.50]% for
                                                                each month thereafter
                                        73+                     [3.75 %]

Adjustable Rate
Delinquency Trigger Event:              With respect to the Floating Rate Certificates (other than the
                                        Class AF-1 Certificates), an "Adjustable Rate Delinquency Trigger
                                        Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
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----------------------------------------------------------------------------------------------------

                                        (including bankruptcy, foreclosure, and REO) for the outstanding
                                        Adjustable Rate Mortgage Loans equals or exceeds [30.00]% times the Adjustable Rate Senior Enhancement Percentage.

                                        As used above, the "Adjustable Rate Senior Enhancement
                                        Percentage" with respect to any Distribution Date on or after the
                                        Adjustable Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of
                                        (i) the aggregate principal balance of the Adjustable Rate
                                        Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV
                                        Certificates, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date.

Adjustable Rate Cumulative
Loss Trigger Event:                     With respect to the Floating Rate Certificates (other than the
                                        Class AF-1 Certificates), an "Adjustable Rate Cumulative Loss
                                        Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the aggregate amount of realized losses on the Adjustable Rate Mortgage Loans exceeds the applicable percentage of the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off
                                        Date and the portion of Pre-Funded Amount allocable to the
                                        Adjustable Rate Mortgage Loans, as set forth below:

                                        Period (month)          Percentage
                                        --------------          ----------
                                        25 - 36                 [1.50 %] with respect to October 2007,
                                                                plus an additional 1/12th of [1.75]% for
                                                                each month thereafter
                                        37 - 48                 [3.25 %] with respect to October 2008,
                                                                plus an additional 1/12th of [1.50]% for
                                                                each month thereafter
                                        49 - 60                 [4.75 %] with respect to October 2009,
                                                                plus an additional 1/12th of [1.50]% for
                                                                each month thereafter
                                        61 - 72                 [6.25 %] with respect to October 2010,
                                                                plus an additional 1/12th of [0.50]% for
                                                                each month thereafter
                                        73+                     [6.75 %]

Fixed Rate Stepdown Date:            The earlier to occur of:
                                        (i)       the Distribution Date on which the aggregate
                                                  certificate principal balance of the Class AF
                                                  Certificates is reduced to zero; and
                                        (ii)      the later to occur of:
                                                  a.        the Distribution Date in October 2008
                                                  b.        the first Distribution Date on which the
                                                            aggregate certificate principal balance of
                                                            the Class AF Certificates is less than or
                                                            equal to 65.00% of the principal balance of
                                                            the Fixed Rate Mortgage Loans for such
                                                            Distribution Date.


Adjustable Rate
Stepdown Date:                       The earlier to occur of:
                                        (i) the Distribution Date on which the aggregate
                                                  certificate principal balance of the Class AV
                                                  Certificates is reduced to zero; and
                                        (iii) the later to occur of:
                                                  a.        the Distribution Date in October 2008
                                                  b.        the first Distribution Date on which the
                                                            aggregate certificate principal balance of
                                                            the Class AV Certificates is less than or
                                                            equal to 43.20% of the principal balance of
                                                            the Adjustable Rate Mortgage Loans for such
                                                            Distribution Date.

Allocation of Losses:                   Any realized losses on the Mortgage Loans not covered by Excess
                                        Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the Fixed Rate Mortgage Loans, first to the Class BF Certificates, then to the Class MF-8
                                        Certificates, then to the Class MF-7 Certificates, then to the
                                        Class MF-6 Certificates, then to the Class MF-5 Certificates, then to the Class MF-4 Certificates, then to the Class MF-3
                                        Certificates, then to the Class MF-2


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
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----------------------------------------------------------------------------------------------------

                                        Certificates and last to the Class MF-1 Certificates and (ii) in the case of the Adjustable Rate Mortgage Loans, first to the
                                        Class BV Certificates, then to the Class MV-10 Certificates, then to the Class MV-9 Certificates, then to the Class MV-8
                                        Certificates, then to the Class MV-7 Certificates, then to the
                                        Class MV-6 Certificates, then to the Class MV-5 Certificates, then to the Class MV-4 Certificates, then to the Class MV-3
                                        Certificates, then to the Class MV-2 Certificates and last to the
                                        Class MV-1 Certificates; in each case, until the respective certificate principal balance of each such class of Subordinate
                                        Certificates has been reduced to zero.

Fixed Rate Certificates
Priority of Distributions:              Available funds from the Group 1 Mortgage Loans will be
                                        distributed in the following order of priority:

                                        1)   Interest funds, sequentially, as follows: (a) from interest collections related to the Group 1 Mortgage Loans to each
                                             class of Class AF Certificates, current and unpaid interest, pro rata, then (b) from remaining interest collections
                                             related to the Group 1 Mortgage Loans, current interest,
                                             sequentially, to the Class MF-1, Class MF-2, Class MF-3,
                                             Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8
                                             and Class BF Certificates;
                                        2)   Principal funds, sequentially, as follows: (a) to the Class
                                             AF Certificates (as described under "Fixed Rate Principal
                                             Paydown" and "Class AF Principal Distributions"), then (b)
                                             sequentially, to the Class MF-1, Class MF-2, Class MF-3,
                                             Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8
                                             and Class BF Certificates, each as described under "Fixed
                                             Rate Principal Paydown" below;
                                        3)   Any Fixed Rate Excess Cashflow, to the Class AF and Fixed
                                             Rate Subordinate Certificates to build or restore Fixed Rate
                                             O/C as described under "Fixed Rate Overcollateralization
                                             Target" and "Fixed Rate Principal Paydown," respectively;
                                        4)   Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class MF-3,
                                             Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8
                                             and Class BF Certificates;
                                        5)   Any remaining Fixed Rate Excess Cashflow to pay Net Rate
                                             Carryover related to the Class AF Certificates (after, in
                                             the case of the Class AF-1 Certificates, application of
                                             amounts received on the Class AF-1 Corridor Contract) and
                                             the Fixed Rate Subordinate Certificates (as described
                                             below);
                                        6)   To restore any Adjustable Rate O/C as described under
                                             "Adjustable Rate Overcollateralization Target" and
                                             "Adjustable Rate Principal Paydown," respectively (after
                                             application of the Adjustable Rate Excess Cashflow);
                                        7)   To pay any unpaid interest and then to pay any unpaid
                                             realized loss amounts, sequentially, to the Class MV-1,
                                             Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6,
                                             Class MV-7, Class MV-8, Class MV-9, Class MV-10 and Class BV
                                             Certificates (after application of the Adjustable Rate
                                             Excess Cashflow);
                                        8)   To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement.

                                        Fixed Rate Excess Cashflow available to cover related Net Rate
                                        Carryover will generally be distributed to the Fixed Rate
                                        Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                                        As described in the prospectus supplement, with respect to the
                                        Fixed Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the
                                        Certificates related to another Loan Group or Groups.

Floating Rate Certificates
Priority of Distributions:              Available funds from the Group 2 and Group 3 Mortgage Loans will be distributed in the following order of priority:

                                        1)   Interest funds, sequentially, as follows: (a) concurrently,
                                             (i) from interest collections related to the Group 2
                                             Mortgage Loans, to the Class 2-AV-1 Certificates, current
                                             and unpaid interest, and (ii)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
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A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                             from interest collections related to the Group 3 Mortgage
                                             Loans, to each class of Class 3-AV Certificates, current and unpaid interest, pro rata based on their entitlements and
                                             (b) from any remaining Interest Funds related to all of the
                                             Adjustable Rate Mortgage Loans, current interest,
                                             sequentially, to the Class MV-1, Class MV-2, Class MV-3,
                                             Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8,
                                             Class MV-9, Class MV-10 and Class BV Certificates;
                                        2)   Principal funds, sequentially, as follows: (a) concurrently,
                                             (i) from principal collections related to the Group 2
                                             Mortgage Loans, to the Class 2-AV-1 Certificates, as
                                             described below under "Adjustable Rate Principle Paydown"
                                             (ii) from principal collections related to the Group 3
                                             Mortgage Loans, to the Class 3-AV Certificates as described below under "Adjustable Rate Principal Paydown" and "Class
                                             3-AV Principal Distributions", and (b) from remaining
                                             principal collections related to all of the Adjustable Rate
                                             Mortgage Loans, sequentially, to the Class MV-1, Class MV-2,
                                             Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7,
                                             Class MV-8, Class MV-9, Class MV-10 and Class BV
                                             Certificates, each as described under "Adjustable Rate
                                             Principal Paydown" below;
                                        3)   Any Adjustable Rate Excess Cashflow, to the Class AV and
                                             Floating Rate Subordinate Certificates to build or restore
                                             Adjustable Rate O/C as described under "Adjustable Rate
                                             Overcollateralization Target" and "Adjustable Rate Principal
                                             Paydown," respectively;
                                        4)   Any remaining Adjustable Rate Excess Cashflow to pay any
                                             unpaid interest and then to pay any unpaid realized loss
                                             amounts, sequentially, to the Class MV-1, Class MV-2, Class
                                             MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class
                                             MV-8, Class MV-9, MV-10 and Class BV Certificates;
                                        5)   Any remaining Adjustable Rate Excess Cashflow to pay Net
                                             Rate Carryover on the Class AV and Floating Rate Subordinate
                                             Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);
                                        6)   To restore any Fixed Rate O/C as described under "Fixed Rate
                                             Overcollateralization Target" and "Fixed Rate Principal
                                             Paydown," respectively (after application of the Fixed Rate
                                             Excess Cashflow);
                                        7)   To pay any unpaid realized loss amounts, sequentially, to
                                             the Class MF-1, Class MF-2, Class MF3, Class MF-4, Class
                                             MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF
                                             Certificates (after application of the Fixed Rate Excess
                                             Cashflow);
                                        8)   To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement.

                                        Adjustable Rate Excess Cashflow available to cover related Net
                                        Rate Carryover (after application of amounts received under the applicable Corridor Contracts) will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                                        As described in the prospectus supplement, with respect to the
                                        Adjustable Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group or Group may be used to pay the Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:                      Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger
                                        Event is in effect on any Distribution Date, 100% of the
                                        available principal funds from the Fixed Rate Mortgage Loans will be paid to the Class AF Certificates until they are reduced to zero (in each case in the manner and priority set forth under
                                        "Class AF Principal Distributions" below), provided, however, that if the Class AF Certificates have been retired, such amounts will be applied sequentially in the following order of priority:
                                        to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class
                                        MF-5, Class MF-6, Class MF-7, Class MF-8 and the Class BF
                                        Certificates.

                                        On any Distribution Date on or after the Fixed Rate Stepdown
                                        Date, and if a Fixed Rate Trigger Event is not in effect on such
                                        Distribution Date, each of the Class AF and the Fixed Rate
                                        Subordinate Certificates will be entitled to receive payments of principal related to the Fixed Rate Mortgage Loans in the
                                        following order of priority: (i) first, to the Class AF


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                                Marketing Materials for
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                        Certificates, such that the Class AF Certificates in the
                                        aggregate will have 35.00% subordination, (ii) second, from remaining principal collections related to the Fixed Rate
                                        Mortgage Loans, to the Class MF-1 Certificates such that the
                                        Class MF-1 Certificates will have 29.20% subordination, (iii)
                                        third, from remaining principal collections related to the Fixed
                                        Rate Mortgage Loans, to the Class MF-2 Certificates such that the
                                        Class MF-2 Certificates will have 23.90% subordination, (iv)
                                        fourth, from remaining principal collections related to the Fixed
                                        Rate Mortgage Loans, to the Class MF-3 Certificates such that the
                                        Class MF-3 Certificates will have 20.60% subordination, (v)
                                        fifth, from remaining principal collections related to the Fixed
                                        Rate Mortgage Loans, to the Class MF-4 Certificates such that the
                                        Class MF-4 Certificates will have 17.70% subordination, (vi)
                                        sixth, from remaining principal collections related to the Fixed
                                        Rate Mortgage Loans, to the Class MF-5 Certificates such that the
                                        Class MF-5 Certificates will have 15.10% subordination, (vii)
                                        seventh, from remaining principal collections related to the
                                        Fixed Rate Mortgage Loans, to the Class MF-6 Certificates such that the Class MF-6 Certificates will have 12.60% subordination,
                                        (viii) eighth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-7 Certificates
                                        such that the Class MF-7 Certificates will have 10.40%
                                        subordination, (ix) ninth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-8
                                        Certificates such that the Class MF-8 Certificates will have
                                        8.50% subordination and (x) tenth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the
                                        Class BF Certificates such that the Class BF Certificates will have 6.50% subordination; each subject to the Fixed Rate O/C
                                        Floor.

Adjustable Rate
Principal Paydown:                      Prior to the Adjustable Rate Stepdown Date or if an Adjustable
                                        Rate Trigger Event is in effect on any Distribution Date, (i)
                                        100% of the principal funds from Loan Group 2 will be paid to the
                                        Class 2-AV-1 Certificates and (ii) 100% of the principal funds from Loan Group 3 will be paid to the Class 3-AV Certificates as described below under "Class 3-AV Principal Distributions";
                                        provided, however, that (x) if either (a) the Class 2-AV-1
                                        Certificates or (b) all of the Class 3-AV Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior Certificates will be paid to the remaining Class AV Certificates, and (y) if all of the Class AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the
                                        Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class
                                        MV-6, Class MV-7, Class MV-8, Class MV-9, Class MV-10 and Class
                                        BV Certificates.

                                        On any Distribution Date on or after the Adjustable Rate Stepdown
                                        Date, and if an Adjustable Rate Trigger Event is not in effect on such Distribution Date, each of the Class 2-AV-1, Class 3-AV and
                                        Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority:
                                        (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 2-AV-1 Certificates
                                        and (b) from principal collections related to the Group 3
                                        Mortgage Loans, to the Class 3-AV Certificates, in each case, such that the Class AV Certificates in the aggregate will have
                                        56.80% subordination, (ii) second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-1 Certificates such that the Class MV-1 Certificates will have 46.10% subordination, (iii) third, from remaining principal collections relating to the Adjustable Rate Mortgage
                                        Loans, to the Class MV-2 Certificates such that the Class MV-2
                                        Certificates will have 35.60% subordination, (iv) fourth, from remaining principal collections relating to the Adjustable Rate
                                        Mortgage Loans, to the Class MV-3 Certificates such that the
                                        Class MV-3 Certificates will have 32.00% subordination, (v)
                                        fifth, from remaining principal collections relating to the
                                        Adjustable Rate Mortgage Loans, to the Class MV-4 Certificates
                                        such that the Class MV-4 Certificates will have 27.80%
                                        subordination, (vi) sixth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-5
                                        Certificates such that the Class MV-5 Certificates will have
                                        24.00% subordination, (vii) seventh, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-6 Certificates such that the Class MV-6 Certificates will have 21.50% subordination, (viii) eighth, from remaining principal collections relating to the Adjustable Rate Mortgage
                                        Loans, to the Class MV-7 Certificates such that the Class MV-7
                                        Certificates will have 18.10% subordination, (ix) ninth, from remaining principal collections relating to the Adjustable Rate
                                        Mortgage Loans, to the Class MV-8 Certificates such that the
                                        Class MV-8 Certificates will have 15.70% subordination, (x)
                                        tenth, from remaining principal collections

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                                Marketing Materials for
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                        relating to the Adjustable Rate Mortgage Loans, to the Class MV-9
                                        Certificates such that the Class MV-9 Certificates will have
                                        12.60% subordination, (xi) eleventh, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-10 Certificates such that the Class MV-10
                                        Certificates will have 9.30% subordination and (xii) twelfth, from remaining principal collections relating to the Adjustable
                                        Rate Mortgage Loans, to the Class BV Certificates such that the
                                        Class BV Certificates will have 7.30% subordination; each subject to the Adjustable Rate O/C Floor.

Class 3-AV
Principal Distributions:                Principal will be distributed sequentially to the Class 3-AV-1,
                                        Class 3-AV-2 and Class 3-AV-3 Certificates until the certificate principal balances thereof are reduced to zero; provided further, however, that on any Distribution Date on which (x) the aggregate certificate principal balance of the Class AV Certificates is greater than the sum of the aggregate principal balance of the
                                        Adjustable Rate Mortgage Loans and any remaining portion of the
                                        Pre-Funded Amount in respect of Loan Group 2 and Loan Group 3 and
                                        (y) the aggregate certificate principal balance of the Class 3-AV
                                        Certificates is greater than the sum of the aggregate principal balance of the Group 3 Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 3, any
                                        principal amounts to be distributed to the Class 3-AV
                                        Certificates will be distributed pro rata, based on the
                                        certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero.

Class AF
Principal Distributions:                Principal will be distributed to the AF Certificates in the following order of priority:

                                        1.   To the Class AF-6 Certificates; the Lockout Percentage of
                                             the principal collections related to Loan Group 1, as
                                             described below:

                                                        Month           Lockout Percentage
                                                      --------          ------------------
                                                       1 - 36                   0%
                                                      37 - 60                  45%
                                                      61 - 72                  80%
                                                      73 - 84                 100%
                                                      85 and after            300%

                                        2.   Sequentially, to the Class AF-1, Class AF-2, Class AF-3,
                                             Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

                                        Notwithstanding the foregoing order of priority, on any
                                        Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is greater than the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of
                                        Loan Group 1, any principal amounts to be distributed to the
                                        Class AF Certificates will be distributed first, concurrently to the Class AF Certificates, pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero.


[Discount Margin Tables, Available Funds Schedule, Corridor Contracts and Collateral Tables to Follow]

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                                Marketing Materials for
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                           Discount Margin/Yield Tables (%) (1)


Class MF-8 (To Call)
-----------------------------------------------------------------------------
Coupon                        5.75%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              5.770     5.754     5.737    5.720     5.706
=============================================================================
 WAL (yr)                     10.78     7.46      5.61      4.49     3.86
 MDUR (yr)                     7.70     5.84      4.63      3.84     3.37
 First Prin Pay               May11     Aug09     Oct08    Oct08     Nov08
 Last Prin Pay                Apr20     Aug15     Jan13    May11     Apr10
-----------------------------------------------------------------------------


Class MF-8 (To Maturity)
-----------------------------------------------------------------------------
Coupon                        5.75%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              5.772     5.759     5.744    5.730     5.718
=============================================================================
 WAL (yr)                     11.80     8.38      6.39      5.17     4.44
 MDUR (yr)                     8.08     6.30      5.09      4.28     3.78
 First Prin Pay               May11     Aug09     Oct08    Oct08     Nov08
 Last Prin Pay                Jun26     Dec20     May17    Jan15     May13
-----------------------------------------------------------------------------


Class BF (To Call)
-----------------------------------------------------------------------------
Coupon                        5.75%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              5.770     5.754     5.737    5.720     5.706
=============================================================================
 WAL (yr)                     10.78     7.46      5.61      4.49     3.86
 MDUR (yr)                     7.70     5.84      4.63      3.84     3.37
 First Prin Pay               May11     Aug09     Oct08    Oct08     Nov08
 Last Prin Pay                Apr20     Aug15     Jan13    May11     Apr10
-----------------------------------------------------------------------------


Class BF (To Maturity)
-----------------------------------------------------------------------------
Coupon                        5.75%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              5.772     5.758     5.743    5.729     5.717
=============================================================================
 WAL (yr)                     11.65     8.26      6.29      5.09     4.37
 MDUR (yr)                     8.03     6.24      5.03      4.23     3.73
 First Prin Pay               May11     Aug09     Oct08    Oct08     Nov08
 Last Prin Pay                May25     Jan20     Sep16    Jun14     Nov12
-----------------------------------------------------------------------------
             (1) See definition of
          Pricing Prepayment Speed
                            above.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                                Marketing Materials for
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------



Class MV-8 (To Call)
-----------------------------------------------------------------------------
 Margin                       1.32%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                   132       132       132      132       132
=============================================================================
 WAL (yr)                      9.05     6.01      4.57      3.82     3.24
 MDUR (yr)                     7.01     5.03      4.00      3.42     2.96
 First Prin Pay               Dec09     Oct08     Nov08    Oct08     Jul08
 Last Prin Pay                Apr20     Aug15     Jan13    May11     Apr10
-----------------------------------------------------------------------------


Class MV-8 (To Maturity)
-----------------------------------------------------------------------------
 Margin                      1.32%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                   134       134       134      134       134
=============================================================================
 WAL (yr)                      9.56     6.34      4.80      3.98     3.34
 MDUR (yr)                     7.24     5.23      4.15      3.54     3.03
 First Prin Pay               Dec09     Oct08     Nov08    Oct08     Jul08
 Last Prin Pay                Aug25     Apr19     Aug15    Mar13     Jul11
-----------------------------------------------------------------------------


Class MV-9 (To Call)
-----------------------------------------------------------------------------
 Margin                       1.80%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                   180       180       180      180       180
=============================================================================
 WAL (yr)                      9.05     6.01      4.57      3.79     3.24
 MDUR (yr)                     6.84     4.95      3.94      3.36     2.93
 First Prin Pay               Dec09     Oct08     Oct08    Oct08     Jul08
 Last Prin Pay                Apr20     Aug15     Jan13    May11     Apr10
-----------------------------------------------------------------------------


Class MV-9 (To Maturity)
-----------------------------------------------------------------------------
 Margin                       1.80%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                   182       183       183      182       182
=============================================================================
 WAL (yr)                      9.50     6.30      4.76      3.92     3.32
 MDUR (yr)                     7.03     5.11      4.07      3.46     2.99
 First Prin Pay               Dec09     Oct08     Oct08    Oct08     Jul08
 Last Prin Pay                Dec24     Oct18     Mar15    Dec12     Apr11
-----------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                                Marketing Materials for
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------



Class MV-10 (To Call)
-----------------------------------------------------------------------------
 Margin                       2.50%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  DM @ 87.28616                455       530       600      656       719
=============================================================================
 WAL (yr)                      9.05     6.01      4.55      3.79     3.21
 MDUR (yr)                     6.25     4.58      3.67      3.18     2.75
 First Prin Pay               Dec09     Oct08     Oct08    Sep08     Jun08
 Last Prin Pay                Apr20     Aug15     Jan13    May11     Apr10
-----------------------------------------------------------------------------


Class MV-10 (To Call)
-----------------------------------------------------------------------------
 Margin                       2.50%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  DM @ 87.28616                454       527       596      651       715
=============================================================================
 WAL (yr)                      9.40     6.22      4.68      3.88     3.25
 MDUR (yr)                     6.35     4.66      3.74      3.23     2.78
 First Prin Pay               Dec09     Oct08     Oct08    Sep08     Jun08
 Last Prin Pay                Nov23     Dec17     Aug14    Jun12     Dec10
-----------------------------------------------------------------------------


Class BV (To Call)
-----------------------------------------------------------------------------
 Margin                       2.50%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  DM @ 80.91608                574       692       800      892       986
=============================================================================
 WAL (yr)                      9.05     6.01      4.55      3.75     3.19
 MDUR (yr)                     6.05     4.44      3.58      3.07     2.68
 First Prin Pay               Dec09     Oct08     Oct08    Sep08     Jun08
 Last Prin Pay                Apr20     Aug15     Jan13    May11     Apr10
-----------------------------------------------------------------------------


Class BV (To Maturity)
-----------------------------------------------------------------------------
 Margin                       2.50%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  DM @ 80.91608                572       689       797      889       985
=============================================================================
 WAL (yr)                       9.25     6.12      4.60      3.78     3.20
 MDUR (yr)                      6.10     4.48      3.60      3.09     2.68
 First Prin Pay                Dec09     Oct08     Oct08    Sep08     Jun08
Last Prin Pay                  May22     Nov16     Oct13    Nov11     Jun10
-----------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                                Marketing Materials for
A Countrywide Capital Market Company            Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates

             Notional          Cap Strike  Cap Ceiling           Notional Schedule    Cap Strike  Cap Ceiling
Period     Schedule ($)           (%)          (%)      Period         ($)                (%)         (%)
-------------------------------------------------------------------------------------------------------------
1          123,750,000         4.67527%     7.63000%     31        123,750,000         6.51477%    8.62550%
2          123,750,000         5.39067%     7.63000%     32        123,750,000         6.76078%    8.62536%
3          123,750,000         5.59925%     7.63000%     33        123,750,000         6.51349%    8.62552%
4          123,750,000         5.39044%     7.63000%     34        123,750,000         6.77381%    8.62325%
5          123,750,000         5.39102%     7.63000%     35        123,750,000         6.58411%    8.61448%
6          123,750,000         6.06897%     7.63000%     36        123,750,000         7.96639%    8.56497%
7          123,750,000         5.39733%     7.63000%     37        123,750,000         8.26135%    9.56274%
8          123,750,000         5.60612%     7.63000%     38        119,293,420         7.96744%    9.56477%
9          123,750,000         5.39709%     7.63000%     39        111,547,814         8.26264%    9.56248%
10         123,750,000         5.60588%     7.63000%     40        105,215,139         7.97315%    9.55996%
11         123,750,000         5.39756%     7.63000%     41        100,064,884         8.00411%    9.53965%
12         123,750,000         5.40405%     7.63000%     42         95,889,359         9.25000%    9.25000%
13         123,750,000         5.61313%     7.63000%     43         91,858,529         8.84707%    9.04280%
14         123,750,000         5.40393%     7.63000%     44         87,947,157         9.17104%    9.17104%
15         123,750,000         5.61300%     7.63000%     45         84,151,715         8.84720%    9.04256%
16         123,750,000         5.40381%     7.63000%     46         80,468,781         9.17134%    9.17134%
17         123,750,000         5.40444%     7.63000%     47         76,895,076         8.86495%    9.01075%
18         123,750,000         6.08347%     7.62959%
19         123,750,000         5.41049%     7.62963%
20         123,750,000         5.61977%     7.62961%
21         123,750,000         5.41037%     7.62963%
22         123,750,000         5.62661%     7.62961%
23         123,750,000         5.45701%     7.62963%
24         123,750,000         6.00502%     7.62889%
25         123,750,000         6.23412%     8.62885%
26         123,750,000         6.00490%     8.62889%
27         123,750,000         6.23400%     8.62885%
28         123,750,000         6.00935%     8.62889%
29         123,750,000         6.02823%     8.62806%
30         123,750,000         7.02419%     8.62520%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------
       SECURITIES CORPORATION                                            Computational Materials For
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


          Floating Rate Subordinate Available Funds Rate Schedule (1)
          -----------------------------------------------------------


---------------------------------------------------------------------------
            Available     Available               Available    Available
              Funds        Funds                   Funds         Funds
  Period     Rate (%)     Rate (%)    Period      Rate (%)     Rate (%)
---------------------------------------------------------------------------
               (2)           (3)                     (2)           (3)
     1        5.545         5.545        49         10.264        11.887
     2        6.261         8.500        50         9.933         11.504
     3        6.469         8.500        51         10.264        11.888
     4        6.260         8.500        52         9.933         11.509
     5        6.261         8.500        53         9.933         11.539
     6        6.939         8.500        54         10.997        13.715
     7        6.267         8.500        55         9.933         12.387
     8        6.476         8.500        56         10.264        12.800
     9        6.267         8.500        57         9.933         12.388
    10        6.476         8.500        58         10.264        12.801
    11        6.268         8.500        59         9.933         12.403
    12        6.274         8.500        60         9.933         12.937
    13        6.483         8.500        61         10.264        13.369
    14        6.274         8.500        62         9.933         12.937
    15        6.483         8.500        63         10.264        13.369
    16        6.274         8.500        64         9.933         12.937
    17        6.274         8.500        65         9.933         12.937
    18        6.953         8.500        66         10.998        14.323
    19        6.280         8.500        67         9.933         12.937
    20        6.489         8.500        68         10.264        13.369
    21        6.280         8.500        69         9.933         12.937
    22        6.496         8.500        70         10.264        13.369
    23        6.327         8.500        71         9.933         12.937
    24        6.874         8.500        72         9.933         12.937
    25        7.103         9.500        73         10.264        13.369
    26        6.874         9.500        74         9.933         12.937
    27        7.103         9.500        75         10.265        13.369
    28        6.878         9.500        76         9.933         12.937
    29        6.896         9.500        77         9.933         12.937
    30        7.891         9.500        78         10.619        13.830
    31        7.382         9.500        79         9.934         12.938
    32        7.627         9.500        80         10.265        13.369
    33        7.380         9.500        81         9.934         12.938
    34        7.639         9.500        82         10.265        13.369
    35        7.443         9.500        83         9.934         12.938
    36        8.679         9.500        84         9.934         12.938
    37        8.968        10.500        85         10.265        13.369
    38        8.680        10.500        86         9.934         12.938
    39        8.970        10.500        87         10.265        13.369
    40        8.684        10.500        88         9.934         12.938
    41        8.714        10.500
    42        10.583       11.408
    43        9.559        10.500
    44        9.878        10.648
    45        9.559        10.500
    46        9.878        10.655
    47        9.567        10.500
    48        9.933        11.504

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.670%, 6-Month LIBOR stays at 4.061%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities accou

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                    Group 1
                            Fixed      $250,001,451

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                            Range
(As of Calculation Date)                                                    -----

Total Number of Loans                                    1,156
Total Outstanding Balance                         $250,001,451
Average Loan Balance                                  $216,264         $49,922 to $646,849
WA Mortgage Rate                                        6.652%          5.500% to 10.500%
Net WAC                                                 6.143%          4.991% to 9.991%
WA Original Term (months)                                  355             180 to 360
WA Remaining Term (months)                                 354              98 to 360
WA LTV                                                  77.91%          31.52% to 100.00%
   Percentage of Pool with CLTV > 100%                   0.00%



WA FICO                                                     622

Secured by (% of pool)          1st Liens               100.00%
                                2nd Liens                 0.00%
Prepayment Penalty at Loan Orig (% of all loans)         92.26%


-------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:      Top 5 Prop:       Doc Types:      Purpose Codes:    Occ Codes:          Grades:        Orig PP Term:
CA     35.31%       SFR    77.44%     FULL    77.55%  RCO   90.96%      OO      97.29%      A     77.04%         0      7.74%
FL     16.51%       PUD    12.89%     STATED  22.45%  PUR    6.54%      INV      1.87%      A-     5.26%        12      9.74%
NY      7.59%       2 FAM   5.16%                     RNC    2.50%      2H       0.83%      B      7.92%        24      6.35%
VA      4.95%       CND     3.28%                                                           C      6.11%        36     14.79%
NV      4.06%       3 FAM   0.54%                                                           C-     3.15%        60     61.39%
                                                                                            D      0.52%


-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-1

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                                     Group 1
                                             Fixed     $250,001,451

                                                 Detailed Report

----------------------------------------------------------------------------------------------------------------
                                                    Program
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
15Yr Fixed                              $4,972,188      37     1.99   $134,383   6.762   177.95    616     78.8
15Yr Fixed - CC                         $1,710,871      12     0.68   $142,573   8.068   178.93    579     77.9
20Yr Fixed                                $164,821       1     0.07   $164,821   5.875   238.00    694     75.3
30Yr Fixed                            $182,085,449     823    72.83   $221,246   6.521   358.88    622     76.9
30Yr Fixed - CC                        $24,221,613     149     9.69   $162,561   7.996   358.87    591     84.5
30Yr Fixed - IO - 60                   $36,660,255     133    14.66   $275,641   6.336   358.96    646     78.5
30/15 Fixed Balloon                       $186,255       1     0.07   $186,255   7.250   179.00    613     80.0
----------------------------------------------------------------------------------------------------------------
                                      $250,001,451   1,156   100.00   $216,264   6.652   353.85    622     77.9
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                  Original Term
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
Fixed 180                               $6,869,314      50     2.75   $137,386   7.100   178.22    606     78.6
Fixed 240                                 $164,821       1     0.07   $164,821   5.875   238.00    694     75.3
Fixed 360                             $242,967,317   1,105    97.19   $219,880   6.640   358.89    622     77.9
----------------------------------------------------------------------------------------------------------------
                                      $250,001,451   1,156   100.00   $216,264   6.652   353.85    622     77.9
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                            Range of Current Balance
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00                    $49,922       1     0.02    $49,922   8.125   179.00    627     95.0
$50,000.01 - $75,000.00                 $1,170,359      18     0.47    $65,020   7.727   312.00    634     83.6
$75,000.01 - $100,000.00                $7,787,780      88     3.12    $88,498   7.095   333.97    617     81.6
$100,000.01 - $150,000.00              $32,649,936     257    13.06   $127,043   6.978   346.66    607     80.5
$150,000.01 - $200,000.00              $42,877,781     244    17.15   $175,729   6.897   353.28    612     78.5
$200,000.01 - $250,000.00              $39,510,467     176    15.80   $224,491   6.698   350.97    612     77.3
$250,000.01 - $300,000.00              $43,021,982     157    17.21   $274,025   6.529   357.65    617     76.6
$300,000.01 - $350,000.00              $29,362,363      91    11.74   $322,663   6.549   358.87    628     77.0
$350,000.01 - $400,000.00              $21,010,851      56     8.40   $375,194   6.267   358.93    635     76.2
$400,000.01 - $450,000.00              $11,419,787      27     4.57   $422,955   6.374   359.00    650     76.4
$450,000.01 - $500,000.00              $11,937,959      25     4.78   $477,518   6.220   359.00    659     78.4
$500,000.01 - $550,000.00               $3,143,307       6     1.26   $523,884   6.096   358.84    699     75.3
$550,000.01 - $600,000.00               $2,914,167       5     1.17   $582,833   6.502   358.98    654     85.4
$600,000.01 - $650,000.00               $3,144,790       5     1.26   $628,958   6.399   359.00    615     77.3
----------------------------------------------------------------------------------------------------------------
                                      $250,001,451   1,156   100.00   $216,264   6.652   353.85    622     77.9
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-2

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                                     Group 1
                                             Fixed     $250,001,451

                                                 Detailed Report

----------------------------------------------------------------------------------------------------------------
                                                      State
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
Alabama                                   $773.123       7     0.31   $110,446   7.451   304.79    617     92.2
Alaska                                    $126,454       1     0.05   $126,454   7.375   358.00    567     85.0
Arizona                                 $9,971,592      56     3.99   $178,064   6.817   350.33    609     79.6
Arkansas                                  $468,397       3     0.19   $156,132   7.184   359.00    597     94.4
California                             $88,281,784     308    35.31   $286,629   6.279   357.69    636     73.5
Colorado                                $2,077,653      12     0.83   $173,138   6.949   359.01    621     83.3
Connecticut                             $1,264,811       4     0.51   $316,203   6.307   359.00    613     73.1
Delaware                                $1,093,790       5     0.44   $218,758   7.143   358.94    602     77.8
Florida                                $41,286,600     230    16.51   $179,507   6.909   353.75    607     80.2
Georgia                                   $813,204       4     0.33   $203,301   7.256   358.21    606     77.9
Hawaii                                  $6,097,787      16     2.44   $381,112   5.972   358.91    662     72.4
Idaho                                     $506,345       4     0.20   $126,586   7.304   359.26    613     89.8
Illinois                                $2,089,830      13     0.84   $160,756   7.471   348.20    608     85.7
Indiana                                 $1,026,026       8     0.41   $128,253   7.540   295.22    644     91.0
Kansas                                    $204,980       2     0.08   $102,490   7.750   359.00    608     83.7
Kentucky                                  $706,791       7     0.28   $100,970   7.786   338.69    594     89.7
Louisiana                               $2,146,865      14     0.86   $153,347   7.312   330.82    603     84.4
Maine                                   $1,979,434       9     0.79   $219,937   6.978   359.01    590     82.0
Maryland                                $4,285,458      20     1.71   $214,273   6.944   359.00    604     79.3
Massachusetts                             $547,899       3     0.22   $182,633   6.820   359.00    582     78.2
Michigan                                $2,348,714      13     0.94   $180,670   7.259   358.80    587     81.6
Minnesota                               $1,704,825       9     0.68   $189,425   7.400   358.89    594     84.1
Mississippi                               $904,606       8     0.36   $113,076   7.407   336.91    624     87.4
Missouri                                $2,483,948      19     0.99   $130,734   7.130   358.88    617     85.6
Montana                                   $663,076       4     0.27   $165,769   6.744   359.00    623     83.3
Nebraska                                  $194,471       1     0.08   $194,471   8.875   359.00    541     94.0
Nevada                                 $10,139,234      44     4.06   $230,437   6.565   352.14    616     79.9
New Hampshire                           $1,310,432       6     0.52   $218,405   6.556   331.04    634     75.0
New Jersey                              $2,735,431      13     1.09   $210,418   6.812   348.53    613     77.8
New Mexico                                $240,326       2     0.10   $120,163   8.174   359.57    574     87.2
New York                               $18,976,082      64     7.59   $296,501   6.755   359.04    617     75.3
North Carolina                          $1,927,553      11     0.77   $175,232   7.450   358.62    585     81.3
North Dakota                              $220,000       1     0.09   $220,000   5.875   359.00    622     63.8
Ohio                                      $746,413       6     0.30   $124,402   7.867   306.39    625     91.5
Oklahoma                                $1,293,250      11     0.52   $117,568   7.176   326.03    613     86.0
Oregon                                  $2,733,641      13     1.09   $210,280   6.467   346.19    634     82.2
Pennsylvania                            $3,886,468      25     1.55   $155,459   6.632   346.90    622     82.5
Rhode Island                              $740,020       4     0.30   $185,005   6.645   359.00    625     76.8
Tennessee                               $3,206,385      23     1.28   $139,408   7.114   325.07    612     89.0
Texas                                   $5,556,105      42     2.22   $132,288   6.772   336.40    637     80.4
Utah                                      $343,359       3     0.14   $114,453   6.467   358.61    640     82.7
Vermont                                   $469,604       2     0.19   $234,802   6.920   359.00    631     82.2
Virginia                               $12,374,499      57     4.95   $217,096   6.841   353.60    596     80.3
Washington                              $5,996,754      28     2.40   $214,170   6.572   353.55    662     83.6
West Virginia                             $904,016       6     0.36   $150,669   6.968   347.72    621     81.4


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-3

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                                     Group 1
                                             Fixed     $250,001,451

                                                 Detailed Report

----------------------------------------------------------------------------------------------------------------
                                                      State
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
Wisconsin                               $1,425,051      10     0.57   $142,505   7.473   359.00    627     87.9
Wyoming                                   $728,363       5     0.29   $145,673   7.460   359.00    637     91.0
----------------------------------------------------------------------------------------------------------------
                                      $250,001,451   1,156   100.00   $216,264   6.652   353.85    622     77.9
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                              Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
<= 50.00                                $2,338,962      15     0.94   $155,931   6.439   341.88    606     44.8
50.01 - 55.00                           $5,157,175      22     2.06   $234,417   6.298   352.34    606     52.7
55.01 - 60.00                          $10,438,245      50     4.18   $208,765   6.508   353.10    595     57.6
60.01 - 65.00                          $21,100,708      94     8.44   $224,476   6.359   352.71    604     63.4
65.01 - 70.00                          $25,959,503     108    10.38   $240,366   6.452   358.27    617     68.4
70.01 - 75.00                          $30,542,500     125    12.22   $244,340   6.427   355.59    619     73.3
75.01 - 80.00                          $57,538,236     252    23.02   $228,326   6.464   353.58    631     79.1
80.01 - 85.00                          $32,315,155     154    12.93   $209,839   6.799   354.01    612     84.1
85.01 - 90.00                          $47,039,642     233    18.82   $201,887   6.949   352.81    632     89.3
90.01 - 95.00                          $11,930,647      73     4.77   $163,434   7.468   351.63    625     94.1
95.01 - 100.00                          $5,640,678      30     2.26   $188,023   7.437   350.98    671     99.3
----------------------------------------------------------------------------------------------------------------
                                      $250,001,451   1,156   100.00   $216,264   6.652   353.85    622     77.9
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                          Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
5.001 - 5.500                           $2,056,449       9     0.82   $228,494   5.500   343.43    725     69.0
5.501 - 6.000                          $58,886,006     237    23.55   $248,464   5.911   355.35    653     71.6
6.001 - 6.500                          $81,166,156     347    32.47   $233,908   6.311   356.42    628     77.7
6.501 - 7.000                          $51,364,603     232    20.55   $221,399   6.796   353.26    609     81.1
7.001 - 7.500                          $16,672,777      83     6.67   $200,877   7.289   356.87    593     78.1
7.501 - 8.000                          $27,996,773     171    11.20   $163,724   7.787   347.75    590     82.8
8.001 - 8.500                           $6,118,076      41     2.45   $149,221   8.308   342.68    593     86.1
8.501 - 9.000                           $4,175,645      24     1.67   $173,985   8.772   355.80    576     87.0
9.001 - 9.500                             $405,724       4     0.16   $101,431   9.271   252.68    586     92.2
9.501 - 10.000                            $946,510       6     0.38   $157,752   9.844   327.17    593     93.0
10.001 - 10.500                           $212,733       2     0.09   $106,367  10.426   358.11    546     64.2
----------------------------------------------------------------------------------------------------------------
                                      $250,001,451   1,156   100.00   $216,264   6.652   353.85    622     77.9
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-4

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                                     Group 1
                                             Fixed     $250,001,451

                                                 Detailed Report

----------------------------------------------------------------------------------------------------------------
                                                  Property Type
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
SFR                                   $193,811,830     909    77.44   $212,994   6,538   353.01    620     78.0
PUD                                    $32,220,706     143    12.89   $225,320   6.701   357.57    625     80.3
2 FAM                                  $12,890,746      46     5.16   $280,234   6.630   356.11    632     70.6
CND                                     $8,190,404      46     3.28   $178,052   6.714   358.81    638     78.1
3 FAM                                   $1,340,089       4     0.54   $335,022   7.283   337.91    618     64.1
CNDP                                    $1,180,782       4     0.47   $295,195   6.305   359.34    674     83.7
4 FAM                                     $503,117       3     0.20   $167,706   7.402   359.00    603     83.3
MNF                                        $63,977       1     0.03    $63,977   9.125    98.00    560     70.0
----------------------------------------------------------------------------------------------------------------
                                      $250,001,451   1,156   100.00   $216,264   6.652   353.85    622     77.9
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                     Purpose
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
RCO                                   $227,393,100   1,042    90.96   $218,228   6.663   353.57    618     77.3
PUR                                    $16,351,892      71     6.54   $230,308   6.476   357.94    671     84.3
RNC                                     $6,256,459      43     2.50   $145,499   6.722   353.34    624     85.1
----------------------------------------------------------------------------------------------------------------
                                      $250,001,451   1,156   100.00   $216,264   6.652   353.85    622     77.9
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                    Occupancy
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
OO                                    $243,238,823   1,121    97.29   $216,984   6.651   353.99    622     78.2
INV                                     $4,680,801      24     1.87   $195,033   6.676   351.21    621     67.4
2H                                      $2,081,827      11     0.83   $189,257   6.704   343.26    622     63.5
----------------------------------------------------------------------------------------------------------------
                                      $250,001,451   1,156   100.00   $216,264   6.652   353.85    622     77.9
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                 Range of Months Remaining to Scheduled Maturity
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
1-120                                      $63,977       1     0.03    $63,977   9.125    98.00    560     70.0
121 - 180                               $6,805,337      49     2.72   $138,884   7.081   178.97    607     78.7
181 - 300                                 $227,015       2     0.09   $113,507   7.005   247.59    660     75.9
301 - 360                             $242,905,123   1,104    97.16   $220,023   6.639   358.91    622     77.9
----------------------------------------------------------------------------------------------------------------
                                      $250,001,451   1,156   100.00   $216,264   6.652   353.85    622     77.9
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-5

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                                     Group 1
                                             Fixed     $250,001,451

                                                 Detailed Report

----------------------------------------------------------------------------------------------------------------
                                       Collateral Grouped by Document Type
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
FULL                                  $193,880,703     940    77.55   $206,256   6.643   353.94    618     79.1
STATED INCOME                          $56,120,749     216    22.45   $259,818   6.682   353.51    636     73.9
----------------------------------------------------------------------------------------------------------------
                                      $250,001,451   1,156   100.00   $216,264   6.652   353.85    622     77.9
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by FICO
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
801 - 820                                 $592,142       3     0.24   $197,381   5.949   359.09    811     69.9
781 - 800                               $1,810,289       7     0.72   $258,613   5.933   359.11    786     84.5
761 - 780                               $1,817,096       6     0.73   $302,849   6.095   358.80    769     88.2
741 - 760                               $2,776,105      10     1.11   $277,610   6.086   359.00    750     80.8
721 - 740                               $5,384,932      19     2.15   $283,417   6.029   358.97    728     82.0
701 - 720                               $6,827,897      23     2.73   $296,865   6.110   359.12    710     80.6
681 - 700                              $15,114,041      58     6.05   $260,587   6.282   353.75    691     79.9
661 - 680                              $19,409,191      83     7.76   $233,846   6.345   355.70    670     80.5
641 - 660                              $28,267,844     122    11.31   $231,704   6.445   353.21    650     78.5
621 - 640                              $30,832,772     145    12.33   $212,640   6.518   355.48    630     78.4
601 - 620                              $47,377,485     235    18.95   $201,606   6.704   353.31    610     78.3
581 - 600                              $38,876,727     190    15.55   $204,614   6.808   351.34    591     76.9
561 - 580                              $23,048,400     117     9.22   $196,995   6.966   353.17    571     75.4
541 - 560                              $17,947,995      88     7.18   $203,954   7.224   351.54    550     76.1
521 - 540                               $6,379,068      33     2.55   $193,305   7.299   356.45    530     72.8
501 - 520                               $3,169,681      15     1.27   $211,312   7.249   352.20    510     63.2
<= 500                                    $369,787       2     0.15   $184,893   8.821   359.00    500     82.7
----------------------------------------------------------------------------------------------------------------
                                      $250,001,451   1,156   100.00   $216,264   6.652   353.85    622     77.9
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                      Grade
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
A                                     $192,603,533     870    77.04   $221,383   6.580   354.26    630     78.7
A-                                     $13,141,221      59     5.26   $222,733   6.892   352.10    590     76.9
B                                      $19,791,723      99     7.92   $199,916   6.786   352.76    595     74.9
C                                      $15,285,091      76     6.11   $201,120   6.842   353.37    601     73.1
C-                                      $7,876,475      44     3.15   $179,011   7.147   352.68    600     78.5
D                                       $1,303,409       8     0.52   $162,926   7.699   339.50    563     77.1
----------------------------------------------------------------------------------------------------------------
                                      $250,001,451   1,156   100.00   $216,264   6.652   353.85    622     77.9
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-6

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                                     Group 1
                                             Fixed     $250,001,451

                                                 Detailed Report


----------------------------------------------------------------------------------------------------------------
                                Collateral Grouped by Prepayment Penalty Moonths
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
0                                      $19,342,809     105     7.74   $164,217   7.089   346.03    606     79.7
12                                     $24,345,971      88     9.74   $276,659   6.785   357.64    620     75.7
24                                     $15,872,532      78     6.35   $203,494   6.827   354.98    611     80.3
36                                     $36,974,149     151    14.79   $244,862   6.460   351.53    638     76.5
60                                    $153,465,991     734    61.39   $209,082   6.604   354.55    621     78.1
----------------------------------------------------------------------------------------------------------------
                                      $250,001,451   1,156   100.00   $216,264   6.652   353.85    622     77.9
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-7


   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                                  Groups 2 & 3
                                             ARM     $500,074,831

                                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                                       Range
(As of Calculation Date)                                                                               -----
Total Number of Loans                                                        2,300
Total Outstanding Balance                                             $500,074,831
Average Loan Balance                                                      $217,424             $27,240 to $660,000
WA Mortgage Rate                                                            6.978%              3.375% to 13.750%
Net WAC                                                                     6.469%              2.866% to 13.241%
ARM Characteristics
     WA Gross Margin                                                        6.713%              1.000% to 10.500%
     WA Months to First Roll                                                    30                   1 to 36
     WA First Periodic Cap                                                  1.649%              1.000% to 3.000%
     WA Subsequent Periodic Cap                                             1.447%              1.000% to 2.000%
     WA Lifetime Cap                                                       13.880%              8.500% to 20.750%
     WA Lifetime Floor                                                      6.972%              1.500% to 13.750%
WA Original Term (months)                                                      360                 360 to 360
WA Remaining Term (months)                                                     359                 283 to 360
WA LTV                                                                      83.70%              28.05% to 100.00%
   Percentage of Pool with CLTV > 100%                                       0.00%

WA FICO                                                                        600

Secured by (% of pool)           1st Liens                                 100.00%
                                 2nd Liens                                   0.00%
Prepayment Penalty at Loan Orig (% of all loans)                            83.01%

-------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:      Top 5 Prop:       Doc Types:      Purpose Codes:    Occ Codes:          Grades:        Orig PP Term:
CA     33.74%       SFR    72.60%     FULL    74.85%  RCO   67.82%      OO      97.63%      A     74.65%        0      16.99%
FL     13.28%       PUD    17.62%     STATED  25.15%  PUR   30.41%      INV      1.31%      A-     7.24%        12      4.37%
AZ      5.43%       CND     5.40%                     RNC    1.77%      2H       1.05%      B      6.93%        24     38.69%
NV      4.26%       2 FAM   3.25%                                                           C      6.78%        30      0.11%
IL      4.26%       3 FAM   0.42%                                                           C-     3.90%        36     39.84%
                                                                                            D      0.50%
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                                  Groups 2 & 3
                                             ARM     $500,074,831

                                                Detailed Report

----------------------------------------------------------------------------------------------------------------
                                                     Program
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
30Y LIB6M                               $3,755,007      17     0.75   $220,883   6.806   358.91    556     85.6
2/28 LIB6M                             $98,851,785     475    19.77   $208,109   7.081   358.69    597     83.5
2/28 LIB6M - IO - 24                   $77,551,476     285    15.51   $272,110   6.685   358.85    609     84.8
2/28 LIB6M - IO - 60                    $5,312,602      20     1.06   $265,630   6.872   357.95    606     78.7
3/27 LIB6M                            $200,258,006   1,041    40.05   $192,371   7.158   358.83    593     82.9
3/27 LIB6M - IO - 36                  $107,927,681     437    21.58   $246,974   6.749   358.90    612     84.9
3/27 LIB6M - IO - 60                    $6,418,274      25     1.28   $256,731   7.373   358.45    601     82.4
----------------------------------------------------------------------------------------------------------------
                                      $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                  Original Term
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
ARM 360                               $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------------------------
                                      $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                            Range of Current Balance
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00                   $241,676       6     0.05    $40,279   9.820   322.32    604     84.4
$50,000.01 - $75,000.00                 $2,074,747      32     0.41    $64,836   8.144   352.48    607     94.5
$75,000.01 - $100,000.00               $11,525,860     128     2.30    $90,046   7.765   358.43    600     93.4
$100,000.01 - $150,000.00              $60,469,220     473    12.09   $127,842   7.419   358.85    600     90.1
$150,000.01 - $150,000.00              $90,784,350     514    18.15   $176,623   7.205   358.85    593     83.5
$200,000.01 - $250,000.00              $91,520,056     409    18.30   $223,765   7.069   358.80    598     81.8
$250,000.01 - $300,000.00              $89,914,996     328    17.98   $274,131   6.878   358.86    597     82.1
$300,000.01 - $350,000.00              $65,842,830     203    13.17   $324,349   6.779   358.89    603     82.5
$350,000.01 - $400,000.00              $38,340,232     103     7.67   $372,235   6.543   358.92    606     83.3
$400,000.01 - $450,000.00              $19,034,837      45     3.81   $422,996   6.415   358.89    609     82.8
$450,000.01 - $500,000.00              $15,795,825      33     3.16   $478,661   6.320   358.94    629     80.2
$500,000.01 - $550,000.00               $6,262,770      12     1.25   $521,897   6.274   358.91    625     82.9
$550,000.01 - $600,000.00               $6,349,433      11     1.27   $577,221   6.618   358.91    602     81.9
$600,000.01 - $650,000.00               $1,258,000       2     0.25   $629,000   6.183   359.00    620     87.4
$650,000.01 - $700,000.00                 $660,000       1     0.13   $660,000   7.100   359.00    624     66.7
----------------------------------------------------------------------------------------------------------------
                                      $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------

                                                  Groups 2 & 3
                                             ARM     $500,074,831

                                                Detailed Report


----------------------------------------------------------------------------------------------------------------
                                                      State
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
Alabama                                 $3,965,900      25     0.79   $158,636   7.456   358.87    608     92.8
Alaska                                    $361,723       2     0.07   $180,861   7.343   359.00    627     93.8
Arizona                                $27,129,239     136     5.43   $199,480   6.893   358.84    591     81.7
Arkansas                                $1,963,524      16     0.39   $122,720   7.979   358.93    599     97.1
California                            $168,727,365     572    33.74   $294,978   6.413   358.84    603     77.6
Colorado                                $8,974,937      45     1.79   $199,443   6.971   358.84    612     90.2
Connecticut                             $4,223,259      21     0.84   $201,108   7.175   358.97    592     83.9
Delaware                                $1,290,413       7     0.26   $184,345   7.312   358.71    602     90.6
District of Columbia                    $2,112,955       7     0.42   $301,851   6.585   358.72    594     69.9
Florida                                $66,389,964     327    13.28   $203,027   7.196   358.94    598     85.4
Georgia                                 $8,184,170      47     1.64   $174,131   7.839   358.68    600     93.8
Hawaii                                  $2,147,156       6     0.43   $357,859   6.999   358.81    643     72.8
Idaho                                   $2,226,411      15     0.45   $148,427   7.583   359.02    595     92.0
Illinois                               $21,283,895     104     4.26   $204,653   7.493   358.97    595     87.4
Indiana                                 $4,896,574      36     0.98   $136,016   7.539   358.82    614     94.4
Iowa                                    $1,312,483      11     0.26   $119,317   7.838   359.00    606     96.0
Kansas                                  $1,812,097      11     0.36   $164,736   7.582   358.80    597     91.3
Kentucky                                $2,720,243      20     0.54   $136,012   7.354   358.87    600     90.5
Louisiana                               $2,624,964      18     0.52   $145,831   7.535   358.82    604     97.2
Maine                                     $917,891       4     0.18   $229,473   7.910   359.00    627     90.9
Maryland                               $12,993,483      53     2.60   $245,160   7.275   358.83    588     84.6
Massachusetts                           $4,940,610      20     0.99   $247,030   6.873   359.00    593     84.8
Michigan                               $12,690,400      80     2.54   $158,630   7.713   358.85    599     92.3
Minnesota                              $11,036,181      54     2.21   $204,374   7.282   358.76    602     88.0
Mississippi                             $1,367,849      11     0.27   $124,350   7.325   358.84    570     89.1
Missouri                                $6,556,170      43     1.31   $152,469   7.789   358.92    598     92.3
Montana                                 $1,887,234      14     0.38   $134,802   7.465   359.00    596     93.1
Nevada                                 $21,327,734      90     4.26   $236,975   6.828   358.74    604     82.5
New Hampshire                           $2,859,466      12     0.57   $238,289   7.132   358.62    601     91.7
New Jersey                              $5,347,788      23     1.07   $232,513   7.245   358.82    618     84.2
New Mexico                              $3,057,174      13     0.61   $235,167   8.093   359.00    575     91.0
New York                                $7,968,321      30     1.59   $265,611   6.822   358.88    602     77.7
North Carolina                          $5,463,635      32     1.09   $170,739   8.037   358.56    590     92.2
North Dakota                              $370,153       3     0.07   $123,384   7.355   359.00    616    100.0
Ohio                                    $3,296,156      23     0.66   $143,311   7.908   356.40    608     98.0
Oklahoma                                $1,543,533      14     0.31   $110,252   8.109   355.62    591     95.0
Oregon                                  $5,309,393      27     1.06   $196,644   7.173   358.54    613     87.6
Pennsylvania                            $5,227,218      28     1.05   $186,686   7.184   358.24    597     85.1
Rhode Island                              $474,521       2     0.09   $237,261   5.939   359.00    624     70.9
South Carolina                          $2,033,761      13     0.41   $156,443   8.030   359.00    580     91.7
South Dakota                              $464,096       3     0.09   $154,699   7.617   359.00    580     98.1
Tennessee                               $3,892,949      28     0.78   $139,034   7.903   358.96    602     96.7
Texas                                   $9,230,643      67     1.85   $137,771   7.682   357.96    600     92.5
Utah                                    $3,610,318      20     0.72   $180,516   7.265   358.98    603     86.4
Vermont                                   $504,816       2     0.10   $252,408   9.162   359.00    629    100.0

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                  Groups 2 & 3
                                             ARM     $500,074,831

                                                Detailed Report


   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                      State
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
Virginia                               $20,154,017      95     4.03   $212,148   7.002   358.83    594     81.5
Washington                              $9,686,817      46     1.94   $210,583   6.874   358.97    608     87.8
West Virginia                             $520,643       5     0.10   $104,129   7.334   359.32    597     88.5
Wisconsin                               $2,167,269      14     0.43   $154,805   7.258   358.92    606     92.9
Wyoming                                   $827,323       5     0.17   $165,465   7.547   358.64    581     89.3
----------------------------------------------------------------------------------------------------------------
                                      $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                              Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
<= 50.00                                $4,668,525      23     0.93   $202,979   6.116   358.56    574     41.8
50.01 - 55.00                           $5,150,543      22     1.03   $234,116   6.149   358.57    583     52.7
55.01 - 60.00                          $12,313,838      53     2.46   $232,337   6.182   358.72    587     58.1
60.01 - 65.00                          $21,140,805      85     4.23   $248,715   6.361   358.87    585     63.4
65.01 - 70.00                          $27,001,292     118     5.40   $228,825   6.701   358.86    581     68.2
70.01 - 75.00                          $39,772,345     159     7.95   $250,141   6.661   358.88    590     73.5
75.01 - 80.00                         $118,038,603     480    23.60   $245,914   6.525   358.84    612     79.4
80.01 - 85.00                          $54,903,584     240    10.98   $228,765   6.979   358.87    589     84.3
85.01 - 90.00                          $84,409,861     378    16.88   $223,307   7.156   358.59    599     89.6
90.01 - 95.00                          $48,082,008     250     9.61   $192,328   7.736   358.84    604     94.7
95.01 - 100.00                         $84,593,427     492    16.92   $171,938   7.610   358.87    610     99.9
----------------------------------------------------------------------------------------------------------------
                                      $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                          Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
<= 4.000                                   $97,443       1     0.02    $97,443   3.375   359.00    593     80.0
4.501 - 5.000                           $3,116,453       9     0.62   $346,273   4.889   359.00    631     74.2
5.001 - 5.500                          $18,833,652      66     3.77   $285,358   5.369   358.90    615     72.1
5.501 - 6.000                          $64,374,141     245    12.87   $262,752   5.835   358.92    614     75.8
6.001 - 6.500                          $93,414,420     372    18.68   $251,114   6.319   358.88    607     78.7
6.501 - 7.000                         $107,005,048     475    21.40   $225,274   6.812   358.85    604     83.4
7.001 - 7.500                          $80,984,782     391    16.19   $207,122   7.303   358.86    596     87.4
7.501 - 8.000                          $65,767,635     357    13.15   $184,223   7.772   358.77    593     90.7
8.001 - 8.500                          $34,993,162     189     7.00   $185,149   8.307   358.89    581     90.0
8.501 - 9.000                          $22,018,119     132     4.40   $166,804   8.786   358.87    579     91.7
9.001 - 9.500                           $4,429,497      26     0.89   $170,365   9.256   358.08    577     92.6
9.501 - 10.000                          $3,513,956      22     0.70   $159,725   9.784   355.97    573     95.1
10.001 - 10.500                         $1,084,483       9     0.22   $120,498   10.306  353.16    554     95.6
10.501 - 11.000                           $308,595       3     0.06   $102,865   10.709  353.97    555     98.2

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                  Groups 2 & 3
                                             ARM     $500,074,831

                                                Detailed Report

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                          Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
11.001 - 11.500                            $60,232       1     0.01    $60,232   11.125  302.00    584     90.0
11.501 - 12.000                            $33,352       1     0.01    $33,352   12.000  302.00    624     95.0
13.501 - 14.000                            $39,862       1     0.01    $39,862   13.750  302.00    653     90.0
----------------------------------------------------------------------------------------------------------------
                                      $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                  Property Type
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
SFR                                   $363,051,417   1,698    72.60   $213,811   6.960   358.78    600     83.6
PUD                                    $88,129,677     385    17.62   $228,908   7.056   358.86    599     84.7
CND                                    $27,022,181     139     5.40   $194,404   6.870   358.92    601     84.4
2 FAM                                  $16,240,362      58     3.25   $280,006   7.012   358.98    604     78.8
3 FAM                                   $2,091,804       7     0.42   $298,829   6.681   358.97    609     75.4
CNDP                                    $2,072,190       8     0.41   $259,024   7.735   358.92    629     88.6
4 FAM                                   $1,467,199       5     0.29   $293,440   7.787   359.00    614     79.4
----------------------------------------------------------------------------------------------------------------
                                      $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                     Purpose
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
RCO                                   $339,172,330   1,463    67.82   $231,833   6.836   358.86    594     79.5
PUR                                   $152,050,696     785    30.41   $193,695   7.303   358.75    614     92.9
RNC                                     $8,851,805      52     1.77   $170,227   6.869   357.74    605     86.7
----------------------------------------------------------------------------------------------------------------
                                      $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                     Occupancy
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
OO                                    $488,237,296   2,249    97.63   $217,091   6.973   358.81    600     83.8
INV                                     $6,570,156      28     1.31   $234,648   6.979   358.80    618     78.5
2H                                      $5,267,378      23     1.05   $229,016   7.487   358.74    621     77.9
----------------------------------------------------------------------------------------------------------------
                                      $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------



                                                  Groups 2 & 3
                                             ARM     $500,074,831

                                                Detailed Report


----------------------------------------------------------------------------------------------------------------
                                 Range of Months Remaining to Scheduled Maturity
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
181 - 300                                  $41,296       1     0.01    $41,296   9.250   283.00    482     90.0
301 - 360                             $500,033,535   2,299    99.99   $217,500   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------------------------
                                      $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                       Collateral Grouped by Document Type
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
FULL                                  $374,322,188   1,808    74.85   $207,037   6.945   358.81    597     85.7
STATED INCOME                         $125,752,642     492    25.15   $255,595   7.078   358.79    610     77.7
----------------------------------------------------------------------------------------------------------------
                                      $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Fico
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
761 - 780                                 $620,793       2     0.12   $310,396   6.693   358.80    763     72.7
741 - 760                               $1,488,213       6     0.30   $248,035   6.331   358.70    749     80.0
721 - 740                               $1,736,895       8     0.35   $217,112   6.304   358.82    730     80.0
701 - 720                               $2,496,515      10     0.50   $249,652   5.870   358.94    708     78.4
681 - 700                               $6,661,516      25     1.33   $266,461   6.167   358.94    688     75.4
661 - 680                              $11,170,112      43     2.23   $259,770   6.377   358.87    670     82.7
641 - 660                              $14,950,593      70     2.99   $213,580   6.562   358.75    650     80.9
621 - 640                             $112,044,879     478    22.41   $234,404   6.815   358.86    630     87.6
601 - 620                             $120,177,300     564    24.03   $213,080   6.906   358.80    611     86.1
581 - 600                              $93,157,629     461    18.63   $202,077   7.031   358.70    591     84.4
561 - 580                              $59,561,887     273    11.91   $218,175   7.058   358.79    572     80.5
541 - 560                              $36,660,290     172     7.33   $213,141   7.451   358.91    551     78.1
521 - 540                              $25,180,282     120     5.04   $209,836   7.592   358.91    531     78.1
501 - 520                              $13,793,384      65     2.76   $212,206   7.549   358.90    509     76.2
<= 500                                    $374,543       3     0.07   $124,848   7.626   350.62    498     63.5
----------------------------------------------------------------------------------------------------------------
                                      $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                      Grade
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
A                                     $373,319,116   1,730    74.65   $215,791   6.965   358.81    605     85.2
A-                                     $36,193,174     154     7.24   $235,021   6.874   358.37    590     79.1
B                                      $34,648,238     160     6.93   $216,551   7.036   358.94    587     78.7
C                                      $33,888,685     148     6.78   $228,978   7.061   359.00    586     77.5


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------



                                                  Groups 2 & 3
                                             ARM     $500,074,831

                                                Detailed Report


----------------------------------------------------------------------------------------------------------------
                                                      Grade
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
C-                                     $19,517,886      94     3.90   $207,637   7.150   358.98    597     83.3
D                                       $2,507,732      14     0.50   $179,124   7.299   359.08    557     79.3
----------------------------------------------------------------------------------------------------------------
                                      $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                 Collateral Grouped by Prepayment Penalty Months
----------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------------------------
0                                      $84,984,766     416    16.99   $204,290   7.510   358.89    599     88.7
12                                     $21,851,749      99     4.37   $220,725   7.313   358.78    593     81.8
24                                    $193,471,457     833    38.69   $232,259   6.844   358.80    601     83.4
30                                        $531,050       2     0.11   $265,525   7.829   357.38    600     95.0
36                                    $199,235,809     950    39.84   $209,722   6.843   358.79    601     82.0
----------------------------------------------------------------------------------------------------------------
                                      $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                     Range of Months to Roll                                (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
               WA        CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION    MTR       BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
------------------------------------------------------------------------------------------------
0 - 6            5      $4,235,792      26     0.85   $162,915   7.237   352.34    560     86.1
19 - 24         23    $181,440,305     774    36.28   $234,419   6.899   358.82    602     83.9
25 - 31         27        $283,428       2     0.06   $141,714   7.056   351.46    621     80.0
32 - 37         35    $314,115,305   1,498    62.81   $209,690   7.021   358.89    600     83.6
------------------------------------------------------------------------------------------------
                      $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Margin                                  (Excludes    0    Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                       CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION            BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
----------------------------------------------------------------------------------------------
<= 1.000                $165,327       1     0.03   $165,327  10.000   359.00    547    100.0
3.001 - 4.000         $2,564,425      11     0.51   $233,130   7.194   359.00    570     81.3
4.001 - 5.000        $15,138,378      64     3.03   $236,537   5.872   358.30    591     66.3
5.001 - 6.000       $113,277,197     462    22.65   $245,189   6.211   358.87    603     76.3
6.001 - 7.000       $196,944,295     851    39.38   $231,427   6.809   358.82    605     83.3
7.001 - 8.000       $129,039,727     671    25.80   $192,310   7.564   358.76    598     90.2
8.001 - 9.000        $38,127,651     211     7.62   $180,700   8.267   358.90    588     91.1
9.001 - 10.000        $4,579,439      27     0.92   $169,609   9.310   358.66    582     94.4
10.001 - 11.000         $238,391       2     0.05   $119,196   9.897   359.00    584     97.4
----------------------------------------------------------------------------------------------
6.713               $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                                  Groups 2 & 3

                                            ARM       $500,074,831

                                                Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Maximum Rates                            (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                        CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION             BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
-----------------------------------------------------------------------------------------------
 8.001 -  9.000          $172,800       1     0.03   $172,800   6.350   359.00    609     90.0
10.001 - 10.500           $97,443       1     0.02    $97,443   3.375   359.00    593     80.0
11.501 - 12.000        $5,668,209      22     1.13   $257,646   5.568   358.67    624     74.9
12.001 - 12.500       $25,725,988      94     5.14   $273,681   5.637   358.74    613     73.3
12.501 - 13.000       $74,536,579     293    14.91   $254,391   5.992   358.83    613     76.5
13.001 - 13.500       $96,114,065     387    19.22   $248,357   6.426   358.89    605     79.2
13.501 - 14.000      $102,726,176     457    20.54   $224,784   6.883   358.88    603     84.0
14.001 - 14.500       $76,603,520     373    15.32   $205,371   7.366   358.88    596     87.8
14.501 - 15.000       $58,915,896     325    11.78   $181,280   7.800   358.83    593     91.6
15.001 - 15.500       $30,819,561     170     6.16   $181,292   8.334   358.91    581     91.3
15.501 - 16.000       $20,630,715     124     4.13   $166,377   8.800   358.74    577     91.6
16.001 - 16.500        $3,288,751      18     0.66   $182,708   9.272   357.86    574     91.6
16.501 - 17.000        $3,248,534      21     0.65   $154,692   9.772   354.99    577     95.3
17.001 - 17.500        $1,084,553       8     0.22   $135,569  10.192   358.89    557     96.6
17.501 - 18.000          $308,595       3     0.06   $102,865  10.709   353.97    555     98.2
18.001 - 18.500           $60,232       1     0.01    $60,232  11.125   302.00    584     90.0
18.501 - 19.000           $33,352       1     0.01    $33,352  12.000   302.00    624     95.0
> 19.500                  $39,862       1     0.01    $39,862  13.750   302.00    653     90.0
-----------------------------------------------------------------------------------------------
  13.880             $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                        Initial Periodic Rate Cap                                          (Excludes    0    Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                     CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION          BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
--------------------------------------------------------------------------------------------
1.000               $4,780,555      22     0.96   $217,298   6.961   358.83    572     85.9
1.500             $441,939,362   2,022    88.37   $218,565   6.941   358.89    601     83.9
2.000               $3,186,013      15     0.64   $212,401   6.961   357.95    597     79.0
3.000              $50,168,901     241    10.03   $208,170   7.309   358.15    597     81.8
--------------------------------------------------------------------------------------------
                  $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
--------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     Subsequent Periodic Rate Cap                                          (Excludes    0    Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                     CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION          BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
--------------------------------------------------------------------------------------------
1.000              $53,965,289     257    10.79   $209,982   7.266   358.20    595     81.9
1.500             $445,650,749   2,041    89.12   $218,349   6.944   358.88    601     83.9
2.000                 $458,793       2     0.09   $229,397   7.084   359.00    611     90.0
--------------------------------------------------------------------------------------------
                  $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

   [LOGO OMITTED] Countrywide(SM)
------------------------------------                                     Computational Materials For
       SECURITIES CORPORATION
A Countrywide Capital Markets Company           Countrywide Asset-Backed Certificates Series 2005-10
----------------------------------------------------------------------------------------------------


                                                  Groups 2 & 3

                                            ARM       $500,074,831

                                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                        Range of Lifetime Rate Floor                                         (Excludes    0    Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                        CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION             BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
-----------------------------------------------------------------------------------------------
1.001 - 2.000            $172,800       1     0.03   $172,800   6.350   359.00    609     90.0
3.001 - 4.000             $97,443       1     0.02    $97,443   3.375   359.00    593     80.0
4.001 - 5.000          $3,116,453       9     0.62   $346,273   4.889   359.00    631     74.2
5.001 - 6.000         $84,186,165     317    16.83   $265,571   5.750   358.90    614     75.1
6.001 - 7.000        $200,435,139     845    40.08   $237,201   6.585   358.87    606     81.2
7.001 - 8.000        $146,167,854     747    29.23   $195,673   7.516   358.83    595     89.0
8.001 - 9.000         $56,564,253     319    11.31   $177,317   8.492   358.83    580     90.6
9.001 - 10.000         $7,746,493      46     1.55   $168,402   9.494   357.14    575     93.6
> 10.000               $1,588,231      15     0.32   $105,882   10.467  351.02    563     96.2
-----------------------------------------------------------------------------------------------
                     $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                Next Interest Adjustment Rate                               (Excludes    0    Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                    CURRENT      # OF    % OF    AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION         BALANCE     LOANS    TOTAL   BALANCE    WAC      TERM    PICO     LTV
-------------------------------------------------------------------------------------------
10/05                $205,228       3     0.04    $68,409   9.699   298.18    565     90.0
11/05                $160,687       4     0.03    $40,172   11.937  302.00    615     89.3
01/06                $415,831       3     0.08   $138,610   7.352   350.00    592     85.2
02/06              $3,400,813      15     0.68   $226,721   6.807   359.00    553     85.7
03/06                 $53,234       1     0.01    $53,234   10.125  306.00    594     90.0
05/07                $902,300       3     0.18   $300,767   7.870   356.25    591     87.1
06/07              $2,457,311      10     0.49   $245,731   6.908   357.15    590     81.0
07/07             $30,258,937     133     6.05   $227,511   7.006   358.00    602     81.0
08/07            $143,360,553     610    28.67   $235,017   6.872   359.00    603     84.6
09/07              $4,461,205      18     0.89   $247,845   6.860   360.00    590     82.1
11/07                $179,898       1     0.04   $179,898   6.800   350.00    617     80.0
03/08                $103,530       1     0.02   $103,530   7.500   354.00    629     80.0
05/08                $169,380       1     0.03   $169,380   6.500   356.00    589     73.9
06/08              $2,567,571      12     0.51   $213,964   7.196   357.18    598     80.7
07/08             $37,162,707     189     7.43   $196,628   7.293   358.02    602     82.3
08/08            $266,353,819   1,260    53.26   $211,392   6.979   359.00    600     83.7
09/08              $7,861,828      36     1.57   $218,384   7.106   360.00    600     85.8
-------------------------------------------------------------------------------------------
                 $500,074,831   2,300   100.00   $217,424   6.978   358.81    600     83.7
-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.